EXHIBIT 4.9.2

FORM OF SERIES B PREFERRED STOCK CERTIFICATE

Hybrid Dynamics Corporation
Incorporated Under the Laws of the State of Nevada

See Reverse For
Certain Definitions

CUSIP ______________

This certifies that

Is The Owner Of

FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES B 8% CONVERTIBLE PREFERRED STOCK, $.0001 PAR VALUE

HYBRID DYNAMICS CORPORATION

Transferable only on the records of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the Corporation or its Authorized Transfer Agent and Registrant.

In Witness Whereof, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and the facsimile of its Corporate Seal to be hereunder affixed.

Dated:

FOR VALUE RECEIVED THE UNDERSIGNED DOES HEREBY SELL, ASSIGN AND TRANSFER UNTO:

TRANSFEREE:

PLEASE INSERT SOCIAL SECURITY
(Print Name and Address)	OR TAX IDENTIFICATION NUMBER

If said number of securities shall not be all the securities evidenced by the within Certificate the undersigned requests that a new Certificate evidencing the securities not so transferred be issued in the name of and delivered to:

PLEASE INSERT SOCIAL SECURITY
(Print Name and Address)	OR TAX IDENTIFICATION NUMBER

NOTICE:         The below Transferor signature must correspond with the name as written upon the face of the within Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the securities or any certificate representing securities not being exercised is to be registered in a name other than that in which the within Certificate is registered, the signature of the holder hereof must be guaranteed.

Dated:
Transferor Signature

Signature Guaranteed:

TRANSFEROR’S SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

THE FOLLOWING MUST BE EXECUTED BY THE TRANSFEREE OF THIS CERTIFICATE BEFORE TRANSFER MAY BE MADE ON THE BOOKS OF THE COMPANY:

The undersigned hereby certifies that he is the Transferee of the securities referred to in this Assignment:

Dated:
Transferee Signature

WARNING:  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1934 AND, ACCORDINGLY, MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT (1) UPON EFFECTIVE REGISTRATION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE UNDER THE SECURITIES ACT OF 1933, OR (2) UPON ACCEPTANCE BY THE ISSUER OF AN OPINION OF COUNSEL IN SUCH FORM AND BY SUCH COUNSEL OR OF OTHER DOCUMENTATION AS SATISFACTORY TO COUNSEL FOR THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.